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                           COLUMBIA GROWTH STOCK FUND
                                  (THE "FUND")
          SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED FEBRUARY 1, 2006

         The second paragraph under the heading "THE FUND; PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The Fund's investments are diversified among industries and market sectors including, but not limited to, technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.




INT-47/106549-0206                                             February 17, 2006